                                                                       Exhibit j

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 32 to the registration statement on Form N-1A ( "Registration Statement") of CitiFunds Trust II of our report dated December 14, 1999, relating to the financial statements and financial highlights which appears in the October 31, 1999 Annual Report of CitiFunds Large Cap Growth Portfolio, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Auditors" and "Financial Statements" in the Statement of Additional Information.


PricewaterhouseCoopers LLP
Boston, Massachusetts
June 15, 2000

                                                                       Exhibit j

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 32 to the registration statement on Form N-1A ( "Registration Statement") of CitiFunds Trust II of our report dated December 14, 1999, relating to the financial statements and financial highlights which appears in the October 31, 1999 Annual Report of CitiFunds Small Cap Growth Portfolio, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Auditors" and "Financial Statements" in the Statement of Additional Information.


PricewaterhouseCoopers LLP
Boston, Massachusetts
June 15, 2000

                                                                       Exhibit j

                        CONSENT OF CHARTERED ACCOUNTANTS

We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 32 to the registration statement on Form N-1A ("Registration Statement") of CitiFunds Trust II of our report dated December 14, 1999, relating to the financial statements and financial highlights of Large Cap Growth Portfolio which appears in the October 31, 1999 Annual Report of CitiFunds Large Cap Growth Portfolio, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Auditors" and "Financial Statements" in the Statement of Additional Information.


PricewaterhouseCoopers LLP
Chartered Accountants
Toronto, Ontario
June 15, 2000

                                                                       Exhibit j

                        CONSENT OF CHARTERED ACCOUNTANTS

We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 32 to the registration statement on Form N-1A ("Registration Statement") of CitiFunds Trust II of our report dated December 14, 1999, relating to the financial statements and financial highlights of Small Cap Growth Portfolio which appears in the October 31, 1999 Annual Report of CitiFunds Small Cap Growth Portfolio, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Auditors" and "Financial Statements" in the Statement of Additional Information.


PricewaterhouseCoopers LLP
Chartered Accountants
Toronto, Ontario
June 15, 2000